SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14 (a) of the Securities
            Exchange Act of 1934  (Amendment No. - )


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          or Section 240.14a - 12

                   PETROLEUM HELICOPTERS, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the
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                   PETROLEUM HELICOPTERS, INC.

                      2121 Airline Highway
                            Suite 400
                    Metairie, Louisiana 70001

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON OCTOBER 21, 1997


To the Holders of Voting Common Stock of Petroleum Helicopters,Inc.:

     The 1997 Annual Meeting of Shareholders of Petroleum Helicopters, Inc. ("PHI") will be held at 2121 Airline Highway, Metairie, Louisiana, 1st floor lobby, on Tuesday, October 21, 1997, at 1:30 p.m., local time, for the following purposes:

      1.  To elect directors.

      2. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

     Only holders of record of PHI's voting common stock at the close of business on August 25, 1997 are entitled to notice of and to vote at the Annual Meeting.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE
ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE
REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                    By Order of the Board of Directors

                                    /s/  Robert D. Cummiskey, Jr.
                                    ------------------------------
                                      Robert D. Cummiskey, Jr.
                                          Secretary
New Orleans, Louisiana
September 10, 1997

                   PETROLEUM HELICOPTERS, INC.

                      2121 Airline Highway
                            Suite 400
                    Metairie, Louisiana 70001


                         PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 21, 1997

     This Proxy Statement is furnished to holders of voting common stock ("Voting Common Stock") of Petroleum Helicopters, Inc. ("PHI") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the Annual Meeting of Shareholders of PHI to be held on Tuesday, October 21, 1997 at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting").

     Only stockholders of record of Voting Common Stock at the close of business on Monday, August 25, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On that date, PHI had outstanding 2,800,886 shares of Voting Common Stock, each of which is entitled to one vote.

     The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with PHI's Secretary a written revocation or duly executed proxy bearing a later date. A shareholder who votes in person at the Meeting in a manner inconsistent with a proxy previously filed on the shareholder's behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person.

     This Proxy Statement is first being mailed to shareholders on or about September 10, 1997. The cost of preparing and mailing proxy materials as well as soliciting proxies in the enclosed form will be borne by PHI. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, fax, and telex. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and PHI will, upon request, reimburse them for their expenses in so acting.

                      ELECTION OF DIRECTORS

     PHI's By-laws establish the number of directors to be elected at the Meeting at five, and proxies cannot be voted for a greater number of persons. Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the five persons named below to serve until the next annual meeting and until their successors are duly elected and qualified. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the By-laws provide that the number of authorized directors will be automatically reduced by the number of such nominees unless the Board determines otherwise, in which case proxies will be voted in favor of such other nominees as may be designated by the Board.

     The following table sets forth certain information as of August 20, 1997 with respect to each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

                                                           Year First
                                                            Became a
Name and Age                  Principal Occupation           Director
-------------                 --------------------           --------

Carroll W. Suggs, 58        Chairman of the Board,              1989
                            President and Chief Executive
                            Officer of PHI(1)

Leonard M. Horner, 70       Private Investments(2)              1992

Robert G. Lambert, 67       Chairman of the Board of            1994
                            Directors of Aviall, Inc.
                            (aviation parts distributor
                            and provider of inventory
                            information);Consultant(3)

James W. McFarland, 52      Dean, A.B. Freeman School           1996
                            of Business, Tulane University(4)

Bruce N. Whitman, 64        Executive Vice President            1996
                            and Director, FlightSafety
                            International, Inc. (aviation
                            training and related services)

------------------------

(1) Mrs. Suggs became Chairman of the Board in March 1990, Chief Executive Officer in July 1992 and President in October 1994.
     She is also a  director of Varco International, Inc., The
     Louisiana Land & Exploration Company and Whitney Holding Corporation.

(2) From 1974 to 1991, Mr. Horner served in various capacities with Bell Helicopter Textron, Inc. (helicopter manufacturer), including Chairman, President, Executive Vice President, Senior Vice President
     - Marketing and Programs, and Vice President - Operations. Prior to 1974, he was employed by United Technologies Corp., Sikorsky Aircraft Division (helicopter manufacturer) for 17 years.

(3) Mr. Lambert was named Chairman of the Board of Directors of Aviall, Inc. in December 1993 and, from December 1995 until December 1996, served as its Chief Executive Officer.
     From 1989 through 1992, Mr. Lambert served as Senior Executive Vice President - Aviation of Ryder System, Inc.

(4) Mr. McFarland is also a director of American Indemnity Financial Corporation, Sizeler Property Investors, Inc. and Stewart
     Enterprises, Inc.

      No director, nominee or executive officer of PHI has a family relationship with any other such person. During PHI's fiscal year ended April 30, 1997, the Board held five meetings. Each incumbent director attended at least 75% of the aggregate number of Board and committee meetings held during fiscal 1997 of which he or she was a member.

     The Board has an Audit Committee (the "Audit Committee"), the members of which are Messrs. Horner, Whitman, and Lambert. This committee, which held two meetings during fiscal 1997, is responsible for making recommendations to the Board concerning the selection and retention of independent auditors, reviewing the results of audits by the independent auditors, discussing audit recommendations with management and reporting the results of its reviews to the Board. The Board also has a Compensation Committee (the "Compensation Committee"), the members of which are Messrs. Horner, Whitman, McFarland, and Lambert. This committee, which held one meeting during fiscal 1997, is responsible for determining the compensation paid to officers and key employees and administering PHI's Incentive Compensation Plans. The Board does not have a nominating committee.

     Each director receives an annual fee of $ 10,000 and a fee of $ 1,000 for each Board or Committee meeting he or she attends.

       STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the beneficial ownership of each class of outstanding PHI equity securities as of August 20, 1997 by (a) each director and nominee for director of PHI, (b) each executive officer identified under the heading "Executive Compensation and Certain Transactions - Summary of Executive Compensation," and (c) all directors and executive officers of PHI as a group, determined in accordance with Rule 13d-3 of the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated, the securities shown are held with sole voting and investment power.


                            Class of PHI     Number of     Percent
      Beneficial Owner      Common Stock      Shares      of Class(1)
      ----------------      ------------     --------     ----------
   Directors and Nominees

   Carroll W. Suggs .....          Voting   1,444,260(2)     51.2%
                               Non-Voting       --             -
   Leonard M. Horner ....          Voting         500          *
                               Non-Voting         100          *
   Robert G. Lambert .....         Voting       1,000          *
                               Non-Voting          28          *
   James W. McFarland ....         Voting         100          *
                               Non-Voting       2,073          *
   Bruce N. Whitman .....          Voting       1,000          *
                               Non-Voting      --              -
   Named Executive Officers(3)

   Ben Schrick .......             Voting         560          *
                               Non-Voting      19,200(4)       *
   John H. Untereker .....         Voting         --           *
                               Non-Voting       8,279(4)       *
   Robert D. Cummiskey, Jr.        Voting         --           -
                               Non-Voting      11,123(4)       *

   All Directors and Executive
   Officers as a Group

   (13 persons) ........           Voting   1,447,420(5)      51.7%
                               Non-Voting      86,218(6)       3.6%
     ----------------------

     Footnotes appear on following page.


*    Less than one percent.

(1) Shares subject to options currently exercisable are deemed to be outstanding for purposes of computing the percent of class owned by such person and by all directors and executive officers as a group.

(2) Mrs. Suggs shares voting and investment power over 290,681 of these shares, of which 240,096 shares are held by her as trustee and income beneficiary of trusts for her three children and 50,585 shares are owned by her three children. Includes 20,480 shares that she has the right to acquire pursuant to currently exercisable stock options.

(3) Information regarding Mrs. Suggs appears in this table under the caption "Directors and Nominees."

(4)   Includes the following shares that the named individual has the  right  to  acquire pursuant to currently  exercisable  stock
options:   Non-Voting  Common Stock - Mr.  Schrick,  19,150,  Mr.
Untereker, 8,240, and Mr. Cummiskey, 10,920.

      (5)  Includes an aggregate of 20,480 shares which executive
officers   have  the  right  to  acquire  pursuant  to  currently
exercisable stock options.

      (6)  Includes an aggregate of 85,098 shares which executive
officers   have  the  right  to  acquire  pursuant  to  currently
exercisable stock options.

                      ____________________

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following person was, to PHI's knowledge, the only beneficial owner of more than 5% of the outstanding voting common stock, determined in accordance with Rule 13d-3 of the SEC, other than Carroll W. Suggs, 2121 Airline Highway, Suite 400, Metairie, Louisiana 70001, whose beneficial ownership of the voting common stock is set forth under the heading "Stock Ownership of Directors and Executive Officers." Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.


                                Common     Number of   Percent of
     Beneficial Owner            Stock       Shares(1)  Class(1)
     ----------------           -------    ---------   --------
David L. Babson &
Co., Inc. .......                Voting      250,800(2) 8.96%
One Memorial Drive
Cambridge, Massachusetts 02142-1300

----------------------

(1)  Based  solely on information furnished by David L. Babson  &
     Co., Inc. in a Schedule 13G as of December 31, 1996.

(2) Includes 89,800 shares beneficially owned with shared power to vote.

         EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

Summary of Executive Compensation

     The following table summarizes, for each of the fiscal years ended April 30, 1997, 1996 and 1995, compensation of PHI's Chief Executive Officer and each other executive officer of PHI whose annual compensation was in excess of $ 100,000 in all capacities in which they served:


                                                  Long-term
                                                Compensation
                                                   Awards
                                                  -----------

                              Annual Compensation  Securities
Name and                      -------------------  Underlying    All Other
Principal Position    Year     Salary    Bonus(1)  Options(2)  Compensation(3)
------------------    -----   --------   --------   -------    -----------
                                ($)        ($)        (#)        ($)
Carroll W. Suggs      1997   $ 317,385   $  7,512   23,200  $ 124,856(4)(5)
Chairman of the       1996     317,384     13,327   20,480    123,042(4)(5)
Board, President
and Chief Executive   1995     317,385      6,058        0     60,090(4)(5)
Officer

Ben Schrick           1997     210,631      4,989        0      4,681
Executive Vice        1996     197,291      8,851   10,150      5,261
President and
Chief Operating       1995     109,785      4,023        0      3,276
Officer

John H. Untereker     1997     203,332      4,836        0      4,732
Vice President, Chief 1996     203,332      8,580    8,240      5,591
Financial
Officer, and          1995     203,607      3,900        0      4,500
Treasurer

Robert D. Cummiskey,  1997     104,562      2,485        0      3,379
Jr.
Vice President of     1996     106,204      4,409    4,920      5,838
Risk Management and   1995     106,538      2,004        0      3,126
Secretary
---------------------
(1) Represents a cash bonus of one week and one day of base pay for 1997, a cash bonus of two weeks and one day of base pay for 1996 and one week of base pay for 1995, pursuant to programs in which all eligible employees of the Company participated.

(2) For additional information, please refer to the two tables below.

(3) Unless otherwise indicated, reflects amounts paid by PHI on behalf of the named executive officer pursuant to the PHI
     401(k) Retirement Plan.

(4)  Includes directors fees of $ 15,000, $ 13,600, and  $  2,400 in 1997, 1996, and 1995, respectively.

(5)  Includes  life  insurance premiums for the benefit  of  Mrs.
     Suggs  of $ 105,000 in 1997, $ 105,000 in 1996, and $ 53,190
     in 1995.
                     ----------------------

1997 Stock Option Grants

     The following table contains information concerning the grant of stock options to the named executive officers during the fiscal year ended April 30, 1997.






                                                                   Potential
                            % of Total                           Realizable Value
                  No. of     Options                               at Assumed
                  Shares     Granted to                         Annual Rates of Stock
                Underlying   Employees  Exercise                Price Appreciation
Name              Options    in Fiscal  or Base   Expiration  For Option Term<F2>
                 Granted<F1>    1997      Price     Date        5%         10%
-----            ---------     ----      -----     ----        --         ---
Carroll W. Suggs   23,200      100%      $15.50    July 31,   $226,152   $573,095
                                                     2006

---------------

<F1> Options  to acquire Non-Voting Common Stock were awarded  at the fair market value of the Non-Voting Common Stock on the effective date of grant. Options will vest during fiscal 1998 based upon predetermined 1997 financial goals and individual performance standards.

<F2> The  SEC  requires  disclosure of the  potential  realizable value of each grant, assuming the options will be held for the full ten-year term prior to exercise. The options may be exercised prior to the end of such ten-year term, and the actual value, if any, an executive officer may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the stock price will appreciate at the rates shown in the table.

                     -----------------------

Option Exercises and Holdings

     The following table contains information with respect to the named executive officers concerning the exercise of options during fiscal 1997 and unexercised options held as of April 30, 1997.

             Shares                 Number of Securities           Value of Unexercised
            Acquired               Underlying Unexercised      In-the-Money Options at
               On        Value     Options at April 30, 1997      April 30, 1997<F1>
                                 ---------------------------   ----------------------------
   Name     Exercise   Realized  Exercisable   Unexercisable   Exercisable    Unexercisable
   -----    --------   --------  -----------   -------------   -----------    -------------
Carroll W.          0          0    10,240<F2>  33,440<F2><F3>    84,480    $   119,280
Suggs
Ben Schrick         0          0    14,075<F3>   5,075<F3>        56,637         43,137
John H.      5,000<F4>  $ 46,250     4,120<F3>   4,120<F3>        35,020         35,020
Untereker
Robert D.           0          0     8,460<F3>   2,460<F3>        29,910         20,910
Cummiskey,
Jr.


    -----------------

<F1> Reflects the difference between closing prices of the Common
     Stock on April 30, 1997 and the respective exercise prices of the options.

<F2> Options to acquire Voting Common Stock.

<F3>  Options to acquire Non-Voting Common Stock.

<F4>  Voting Common Stock

                       ------------------

1997 Long Term Incentive Plan Awards

      The following table contains information concerning the award of restricted stock to the named executive officers during the fiscal year ended 1997.

                    1997 Long Term Incentive Plan Awards

                   No. of
                   Shares                Estimated Future Payouts
                     of                  ------------------------
                Restricted  Performance
      Name         Stock(1)  Period    Threshold      Target       Maximum
      ----         -----     ------    ---------      ------       -------
Ben Schrick        2,320    4 years     0 shares   2,000 shares  2,320 shares

John H. Untereker  2,240    4 years     0 shares   2,000 shares  2,240 shares

Robert D.          1,120    4 years     0 shares   1,000 shares  1,120 shares
Cummiskey, Jr.
--------------------

(1) These shares will be issued during fiscal 1998 based upon predetermined 1997 corporate, individual, and in the case of Mr. Schrick, business unit goals. The holders of these shares are entitled to dividends until the restrictions lapse on July 31, 2000. Because the corporate performance goals were not met, fewer than the target number of shares will be issued.
                       ------------------

Supplemental Executive Retirement Plan

      PHI maintains a supplemental executive retirement plan ("SERP") to supplement the retirement benefits otherwise available to PHI's officers and certain key employees pursuant to the PHI 401(k) Retirement Plan. The SERP provides an annual benefit, generally equivalent to 35% of each such participant's salary at the date of adoption in 1994 up to $ 200,000 of salary plus 50% of such salary in excess of $ 200,000, for a period of 15 years following retirement at age 65 or older. Similar benefits are also provided upon death or disability of the participant. The estimated annual benefits payable upon retirement at normal retirement age for Mrs. Suggs and Messrs. Schrick, Untereker and Cummiskey are $ 123,500, $ 69,600,
$ 67,400, and $ 34,400, respectively.

Compensation  Committee Interlocks and Insider  Participation  in
Compensation Decisions

     The Compensation Committee is composed of Leonard M. Horner,
Bruce N. Whitman, James W. McFarland, and Robert G. Lambert.   No
member of the Compensation Committee has ever been an officer or employee of PHI or any of its subsidiaries.

     During fiscal 1997, PHI paid Aviall, Inc. ("Aviall") approximately $ 300,000 for parts and component repair services. Mr. Lambert, a member of the Compensation Committee and director of PHI since 1994 and a nominee for director at the Meeting, has been the Chairman of the Board of Directors of Aviall since
December 1993 and prior to that time served as its Chief Executive Officer since December 1995.

     PHI   paid   FlightSafety   International   ("FlightSafety")
approximately $ 1.0 million for pilot training services during fiscal 1997. Mr. Whitman, a member of the Compensation Committee and director of PHI since 1996 and a nominee for director at the Meeting, is a director and an Executive Vice President of FlightSafety.

     During fiscal 1997, PHI paid approximately $ 100,000 for consulting services to James W. McFarland, a director since July
1996 and a nominee for director at the Meeting.

The Compensation Committee's Report on Executive Compensation

     General. The functions of the Compensation Committee are to determine compensation paid to officers and key employees and to administer the 1992 Non-Qualified Stock Option and Stock Appreciation Rights Plan and the 1995 Incentive Compensation Plan. The Compensation Committee is composed entirely of Board members who are not employees of PHI. The Compensation Committee retained an outside consultant in fiscal 1993 to assist it in obtaining relevant information on pay practices at comparable organizations, and in fiscal 1993 and 1996 to assist in developing compensation programs that are consistent with the Committee's compensation philosophy and objectives.

     The Compensation Committee's overall policy regarding executive compensation is to ensure PHI's compensation programs will provide competitive salary levels and short-term and long-term incentives in order to attract and retain individuals of high quality and ability, promote individual recognition for favorable performance by PHI and support the short and long range business objectives and strategies of PHI.

     Under the Omnibus Budget Reconciliation Act ("OBRA"), which was enacted in 1993, publicly held companies may be prohibited from deducting as an expense for federal income tax purposes total compensation in excess of $ 1 million paid to certain executive officers in a single year. However, OBRA provides an exception for "performance based" compensation, including stock options and restricted stock awards such as those granted to PHI executive officers and other key employees in May 1995 and July 1996. The Compensation Committee expects to keep "non-performance based" compensation within the $1 million limit so that all executive compensation will be fully deductible.

     The   Company's  executive  compensation  consists  of   two
principal components: salary and stock based compensation.

     Salary. In fiscal 1993, an outside consultant was retained primarily to develop a range of salaries consistent with salaries paid for similar positions at comparable publicly-held companies. For these purposes, a sample of companies was selected from the oilfield services industry based on total revenues and number of employees. Salaries paid by certain companies that are included in the Oil and Gas Field Services Index in the graph set forth under the heading "Performance Graph" were among those considered. Because certain of these companies had either revenues or total employees substantially exceeding those of PHI, salaries of PHI executives were set at the lower end of the ranges.

     In fiscal 1997, compensation decisions were made by the Chief Executive Officer and the Compensation Committee, except in the case of the Chief Executive Officer, whose performance was evaluated, and salary established, by the Compensation Committee. Short-term performance incentives were provided pursuant to PHI's Target Incentive Plan, which provides cash bonuses to all eligible employees, including executive officers, to the extent that predesignated pretax earnings goals are achieved. A bonus of one week and one day of base salary was paid to each eligible employee of PHI, including the executive officers, following fiscal 1997, based upon the achievement of these goals during fiscal 1997.

     Stock Option Grants and Restricted Stock Awards. In fiscal 1997 performance based stock options and restricted shares were granted to provide an additional incentive, to promote a longer term perspective and commitment by executives, and to maximize shareholder value by linking the financial interests of management and shareholders. The number of options and shares of restricted stock granted to each executive officer was based upon the officer's salary level and responsibilities. These options will vest and restricted stock will be issued during fiscal 1998 based on fiscal 1997 company wide, individual, and in certain cases business unit goals.

     Stock options have value to the executives only if there is an increase in PHI's stock price. Stock options granted in fiscal 1997 were made at 100% of the market value of the stock on the date of the grant, and the options become exercisable 50% per year beginning one year after the award. The options granted in fiscal 1997 expire 10 years after the date of the grant.


     Restricted stock will be issued only if the fiscal year 1997 performance goals are met or exceeded and, except in the case of death, disability or retirement, will vest and the restrictions thereon will lapse only if the executive remains employed by PHI until 4 years after the date of award (July 31, 2000). Any shares of restricted stock that do not vest will be forfeited.

     Chief Executive Officer Compensation. Mrs. Suggs' fiscal 1997 salary did not increase. Her bonus for 1997 under the PHI Target Incentive Plan was equal to one week and one day of base salary, which was the equivalent bonus awarded to all eligible employees, based upon the achievement of designated goals tied to fiscal 1997 pretax earnings. In fiscal 1997, Mrs. Suggs was awarded options to acquire up to 23,200 shares of Non-Voting Common Stock, which will vest during fiscal 1998 based on company wide and individual performance during fiscal 1997.

     The Compensation Committee believes that the compensation of the chief executive officer and other executive officers is competitive with or below the comparable companies described more fully above, but is consistent with the Compensation Committee's policy of providing an appropriate balance between short and long range individual and corporate performance.

     By the Members of the Compensation Committee.

                      Leonard M. Horner,     Robert G. Lambert
                      Chairman

                      Bruce N. Whitman       James W. McFarland


Performance Graph

      The following Performance Graph compares PHI's cumulative total shareholder return on its Voting Common Stock for the last five years with the cumulative total return on the Russell 2000 Index and the Oil and Gas Field Services Index, assuming the investment of $ 100 on May 1, 1992, at closing prices on April 30, 1992, and reinvestment of dividends. The Russell 2000 Index consists of a broad range of publicly-traded companies with smaller market capitalizations and is published daily in the Wall Street Journal. The Oil and Gas Field Services Index consists of 71 publicly-held companies in the oil field service industry and is published by Media General Financial Services Inc.


                              [PERFORMANCE GRAPH]


             Cumulative Total Returns as of April 30

Index                1992     1993    1994    1995     1996    1997
-----                ----     ----    ----    ----     ----    ----
PHI                 100.0    130.9    89.8    79.1    122.6   162.3
Russell 2000        100.0    113.5   128.7   135.7    177.5   174.8
Oil and Gas Field   100.0    115.5   102.4   118.3    177.4   213.5
Services

       There  can  be  no  assurance  that  the  Company's  stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.
                        ----------------


Certain Transactions

     Aviall routinely provides aviation parts and component repair services to PHI and in fiscal 1997 was paid approximately $ 300,000 for these parts and services by PHI. Robert G. Lambert, a director since 1994 and a nominee for director at the Meeting, has been the Chairman of the Board of Directors of Aviall since December 1993 and prior to that time served as its Chief Executive Officer since December 1995.

     FlightSafety International, Inc. ("FlightSafety") provides aviation training to PHI and in fiscal 1997 was paid approximately $ 1.0 million for these services by PHI. Bruce N. Whitman, a director since August 1996 and a nominee for director at the Meeting, is Executive Vice President and a Director of FlightSafety.

     During fiscal 1997, PHI paid approximately $ 100,000 for consulting services to James W. McFarland, a director since July
1996 and a nominee for director at the Meeting.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires PHI's directors, executive officers and principal shareholders to file with the SEC reports of beneficial ownership, and changes in beneficial ownership, of the Common Stock. Mr. McFarland inadvertently filed late one such report reporting one transaction.

                  RELATIONSHIP WITH INDEPENDENT
                       PUBLIC ACCOUNTANTS

     PHI's consolidated financial statements for the year ended April 30, 1997 were audited by the firm of KPMG Peat Marwick LLP, which firm will remain as PHI's auditors until replaced by the Board upon the recommendation of the Audit Committee. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

                          OTHER MATTERS

Quorum and Voting of Proxies

     The presence, in person or by proxy, of a majority of the outstanding shares of Voting Common Stock is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by plurality vote.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner's shares with respect to the election of directors. With respect to any matter other than the election of directors that is properly brought before the meeting, an abstention will effectively count as a vote against the proposal, and broker non-votes will be counted as not present with respect to such matter.

     All proxies received by PHI in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein. The Board does not know of any matters to be presented at the Meeting other than those described herein. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Shareholder Proposals

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1998 annual meeting of shareholders must forward such proposal to the Secretary of PHI at the address set forth on the first page of this Proxy Statement in time to arrive at PHI prior to May 13, 1998.
                            By Order of the Board of Directors


                                   Robert D. Cummiskey, Jr.
                                           Secretary




New Orleans, Louisiana
September 10, 1997
                      [Front of Proxy Card]

                   PETROLEUM HELICOPTERS, INC.

       Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on October 21, 1997

The undersigned hereby appoints Carroll W. Suggs and Leonard M. Horner, or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of Voting Common Stock of Petroleum Helicopters, Inc. ("PHI") that the undersigned is entitled to vote at the annual meeting of shareholders to be held October 21, 1997, and any adjournments thereof.

1.  Election of Directors, Nominees:

    Carroll W. Suggs, Leonard M. Horner, Robert G. Lambert, James
    W. McFarland, Bruce N. Whitman

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Please specify your choices by marking the appropriate boxes on the reverse side. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS
PROXY  WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

                      [Back of Proxy Card]

[ X ] Please mark your
      votes as in this
      example.

      To withhold authority to vote for any individual nominee(s) mark the FOR box in proposal 1 and write that nominee's name(s) on the space provided below the boxes.

       The Board of Directors recommends a vote for all nominees listed on the reverse side.


                           FOR        WITHHOLD
      1.  Election of
          Directors       [    ]       [    ]
          (see reverse)

          FOR, except vote WITHHELD from the following nominee(s):
          ------------------------------------------------

      2. In their discretion, to transact such other business as may properly come before the meeting and any adjournments thereof.


                                   Check this box
                                   to note change        [    ]
                                   of address

                               NOTE:   Please sign exactly
                                       as  name  appears hereon.
                                       When signing as  attorney,
                                       executor, administrator,
                                       trustee or guardian,  please
                                       give  full  title  as such.
                                       If a corporation,  please
                                       sign  in  full  corporate name
                                       by  president  or  other
                                       authorized officer.  If a
                                       partnership, please sign  in
                                       partnership name by
                                       authorized persons.

                                       ---------------------------

                                       ---------------------------
                                       SIGNATURE(S)       DATE